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                                                                   Exhibit 10.55

                       EXCHANGE AND TERMINATION AGREEMENT


               Exchange and Termination Agreement, dated as of May 23, 1997 (the "Agreement"), by and among Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), MidMark Capital, L.P., a Delaware limited partnership ("MidMark"), and A. Dale Mayo, an individual.

               WHEREAS, the parties hereto are parties to a Preferred Stock and Warrant Purchase Agreement dated May 29, 1996 and a Preferred Stock and Warrant Purchase Agreement dated July 2, 1996 (together, the "Purchase Agreements"); and

               WHEREAS, pursuant to the Purchase Agreements, MidMark acquired from the Company, in the aggregate, 779 shares of Class A Convertible Preferred Stock, $.01 par value (the "Class A Preferred Stock"), of the Company and two warrants (the "Preferred Warrants") to purchase up to 471 shares of Class A Preferred Stock; and

               WHEREAS, the Company is contemplating an initial public offering (the "Offering") of shares of its Common Stock, $.01 par value (the "Common Stock"), pursuant to a registration statement on Form SB-2 ("Registration Statement") to be filed with the Securities and Exchange Commission on May 27, 1997; and

               WHEREAS, the proposed managing underwriter for the Offering has requested that, in connection with the Offering, the Purchase Agreements be terminated; and

               WHEREAS, in connection with the Offering, the parties thereto have discussed terminating the Purchase Agreements in consideration of the issuance by the Company of 100 shares of Common Stock to MidMark; and

               WHEREAS, in connection with the Offering, the Company and MidMark have discussed exchanging the Preferred Warrants for a warrant (the "New Warrant") to purchase up to 471 shares of Common Stock.

               NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

               1. Termination of the Purchase Agreements. Immediately prior to the consummation of the Offering, (a) all rights and obligations of the parties thereto under the Purchase Agreements shall terminate and the Purchase Agreements shall have no further force and effect (the "Termination"); and (b) the Company shall deliver to MidMark a stock certificate for 100 shares of Common Stock in consideration of the termination of the Purchase Agreements.


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               2. Exchange. Immediately prior to the consummation of the
Offering, MidMark and the Company shall exchange (the "Exchange") the Preferred Warrants for the New Warrant. At such time, (a) MidMark shall deliver its Preferred Warrants to the Company, duly endorsed and otherwise in proper form for transfer to the Company, and (b) the Company shall deliver to MidMark the New Warrant to purchase up to 471 shares of Common Stock, in substantially the form of Annex A attached hereto.

               3. Stock Split. If, prior to the occurrence of the Termination and the Exchange, the Company splits its Common Stock by means of a dividend of shares of Common Stock on its outstanding shares of Common Stock as described in the Registration Statement, then the number of shares of Common Stock to be issued in the Termination and the number of shares of Common Stock issuable upon the exercise of the New Warrant shall be proportionately adjusted.

               4. Representations and Warranties.

               4.1 MidMark represents and warrants to the Company as follows:

                       a. MidMark is an "accredited investor" as defined under Regulation D promulgated under the Securities Act of 1933, as amended, and is acquiring the shares of Common Stock and the New Warrant to be received by it in connection with the Termination and in the Exchange, respectively, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof. MidMark has no present intention of distributing or reselling any of the shares of Common Stock or the New Warrant it receives in connection with the Termination and in the Exchange, respectively.

                       b. MidMark, in making the decision to terminate the Purchase Agreements in consideration of the payment of 100 shares of Common Stock to it and to exchange the Preferred Warrants for the New Warrant pursuant to this Agreement, has not relied upon any representations or warranties, express or implied, except for the representations and warranties expressly set forth in this Agreement; and MidMark has been provided by the Company with such access to the books and records and personnel and other representatives of the Company and to such other information as MidMark has requested in order to make an informed decision as to the advisability of participating in the Termination and the Exchange.

               4.2 The Company represents and warrants to MidMark that:

                       a. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

                       b. The shares of Common Stock to be issued in connection with the Termination have been duly authorized and, when so issued, will be fully paid and non-assessable and free and clear of any lien, claim or right of any other person. The New Warrant to be issued in the Exchange has been duly authorized and, when so issued, will be validly issued and the

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shares of Common Stock issuable upon exercise thereof have been duly authorized and, upon such exercise, including payment therefor, will be fully paid and non-assessable.

                       c. The Company has all requisite power and authority and all necessary licenses, permits, franchises and other governmental authorizations necessary to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, except where the failure to do so would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                       d. This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate and stockholder action of the Company. Neither this Agreement nor any of the transactions contemplated hereby conflicts with or violates (i) any provision of the Certificate of Incorporation or the By-laws of the Company, as of the date hereof or as amended as described in the Registration Statement; (ii) any agreement by which the Company, any subsidiary of the Company or any of its or their respective properties is bound in any manner that, individually or in the aggregate, would have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole; (iii) any federal or state law, rule or regulation or judicial order; or (iv) any local law, rule or regulations in any manner that, individually or in the aggregate, would have material adverse effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole. This Agreement is binding on the Company and enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer, preference and other laws and equitable principles affecting the scope and enforcement of creditors' rights generally, and are also limited by MidMark's implied covenants of good faith, fair dealing and commercially reasonable conduct, and by the effects of judicial discretion on the availability of remedies and realization of benefits under and enforceability of this Agreement in all respects as written.

                       e. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person on the part of the Company is required in connection with the execution, delivery and performance of this Agreement or the issuance of the 100 shares of Common Stock or the New Warrant pursuant to this Agreement.

               5. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Any changes in or additions to this Agreement may be made only upon the written consent of all parties hereto.

               6. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               7. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state of Delaware without regard to any of its principles of conflicts of laws.

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               8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Termination Agreement as of the date first set forth above.


                                         CLEARVIEW CINEMA GROUP, INC.


                                         By:
                                              ------------------------------
                                              A. Dale Mayo
                                              President


                                         MIDMARK CAPITAL, L.P.

                                         By:  MIDMARK ASSOCIATES, INC.
                                              General Partner



                                               By:
                                                    -------------------------
                                                    Denis Newman
                                                    President



                                         ----------------------------
                                         A. Dale Mayo